Exhibit 10.1

FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT (“Amendment 1”) is made and entered into April 9, 2021 to the Executive Employment Agreement by and between Marinus Pharmaceuticals, Inc. (the “Company”), a Delaware corporation, and Steven Pfanstiel, MBA, CMA (the “Employee”) dated March 7, 2021 (the “Agreement”)

WHEREAS, Company and Employee have entered into the Agreement; and

WHEREAS, Company and Employee desire to mutually amend the Agreement in accordance with the terms therein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Section 3 of the Agreement is amended by adding a Section 3(f) as follows:

“3.(f)     Sign-on Bonus. The Employee will receive a sign-on bonus of $140,000.00 to be paid 30 days after the first day of employment, less applicable taxes and withholding, paid in accordance with the Company’s normal payroll practices.”

2.	Except as specifically set forth herein, all other terms and conditions in the Agreement shall remain in full force and effect. In the event there is a conflict between this Amendment 1 and the Agreement, the terms and conditions in this Amendment 1 shall govern and control.

IN WITNESS WHEREOF, the undersigned have caused this Amendment 1 to be executed by a duly authorized individual on behalf of each requisite party effective as of the day and year last written below.

(Signature page follows.)

IN WITNESS WHEREOF, this Agreement has been executed by the parties.

MARINUS PHARMACEUTICALS, INC.

By:	/s/ Scott Braunstein
Scott Braunstein, MD
Chief Executive Officer
Date:	April 9, 2021

/s/ Steven Pfanstiel
By:	Steven Pfanstiel, MBA, CMA
Date:	April 7, 2021

Address:

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